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                       Securities and Exchange Commission

                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 10, 1998

                            CALENERGY COMPANY, INC.
             (Exact name of registrant as specified in its charter)

           Delaware               1-9874             94-2213782
           --------               ------             ----------
           (State or other        (Commission        (IRS Employer
           jurisdiction of        File Number)       Identification No.)
           incorporation)


            302 South 36th Street, Suite 400, Omaha, Nebraska       68131
            --------------------------------------------------------------
              (Address of principal executive offices)           (Zip Code)

          Registrant's Telephone Number, including area code: (402) 341-4500
                                                               -------------



                                   N/A
                -------------------------------------------------
       (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

On November 10, 1998, the Registrant priced its offering of $100 million aggregate principal amount of its 7.52% Senior Notes due 2008, Series B, at a price equal to 100.74264147% of the principal amount. Pursuant to such offering, the Registrant entered into an Underwriting Agreement, dated November 10, 1998, a copy of which is attached hereto as Exhibit 1.1. On November 13, 1998, the Registrant expects to enter into a Third Supplemental Indenture (as referred to below), the form of which is attached hereto as Exhibit 4.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

 (c)  Exhibits:

         The following exhibits are filed as part of this report:

         1.1 Underwriting Agreement, dated November 10, 1998, between the Company and Credit Suisse First Boston Corporation, as underwriter.

         4.1 Form of Third Supplemental Indenture, to be dated November 13, 1998, between the Company and IBJ Schroder Bank & Trust Company, as Trustee.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CALENERGY COMPANY, INC.



                          By:   /s/ Steven A. McArthur
                               -----------------------------------------
                                  Steven A. McArthur
                                  Executive Vice President, General
                                  Counsel and Secretary


Dated:  November 11, 1998





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                                 Exhibit Index


Exhibit No.       Description
-----------       -----------

     1.1 Underwriting Agreement, dated November 10, 1998, between the Company and Credit Suisse First Boston Corporation, as underwriter.

     4.1 Form of Third Supplemental Indenture, to be dated November 13, 1998, between the Company and IBJ Schroder Bank & Trust Company, as Trustee.